SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report:  September 25, 1998
-----------------------------------
(Date of earliest event reported)


                    CAPCO America Securitization Corporation
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             (Exact name of registrant as specified in its charter)

    Delaware                 333-22133                    13-3672336
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(State or Other             (Commission                (I.R.S. Employer
Jurisdiction of            File Number)               Identification No.)
 Incorporation)



        Two World Financial Center, Building B, New York, New York 10281
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                      Address of Principal Executive Office



       Registrant's telephone number, including area code: (212) 667-9300

Item 5. Other Events.

     Attached as an exhibit to this Current Report is the Underwriting Agreement (as defined below) for the CAPCO America Securitization Corporation, Commercial Mortgage Pass-Through Certificates, Series 1998-D7 (the "Certificates"). On September 25, 1998, Morgan Stanley & Co. Incorporated, Nomura Securities International, Inc. and Merrill Lynch Pierce, Fenner & Smith Incorporated (collectively, the "Underwriters") entered into an underwriting agreement dated September 25, 1998 with CAPCO America Securitization Corporation (the "Underwriting Agreement") in connection with the sale of the Class A-1A, Class A-1B, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates (the "Public Certificates"). The Public Certificates were offered pursuant to a prospectus dated September 25, 1998 (the "Prospectus") and a prospectus supplement dated September 25, 1998, as supplemented by a supplement dated September 28, 1998 (together, the "Prospectus Supplement"). The section entitled "Method of Distribution" in the Prospectus Supplement is revised insofar as it states that all Public Certificates will be sold to the Underwriters pursuant to the Underwriting Agreement. Only $65,000,000 of the $68,508,970 Initial Certificate Balance of the Class A-3 Certificates and $25,000,000 of the Class $59,166,838 Initial Certificate Balance of the A-4 Certificates were sold to the Underwriters pursuant to the Underwriting Agreement.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

                               Item 601(a) of
                              Regulation S-K
Exhibit No.                    Exhibit No.                     Description
-----------                    -----------                     -----------

     1                          1                 Underwriting Agreement dated
                                                  September 25, 1998.

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                 CAPCO AMERICA SECURITIZATION CORPORATION


                                 By: /s/ Marlyn A. Marincas
                                     ----------------------
                                      Name: Marlyn A. Marincas
                                      Title: Director

Date:  October 13, 1998

                                  Exhibit Index

                               Item 601(a) of
                              Regulation S-K
Exhibit No.                    Exhibit No.                     Description
-----------                    -----------                     -----------

     1                          1                 Underwriting Agreement dated
                                                  September 25, 1998.